UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2019

PARSLEY ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36463	46-4314192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Colorado Street

Suite 3000

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

(737) 704-2300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	PE	New York Stock Exchange

Item 8.01	Other Events.

On November 15, 2019, Parsley Energy, Inc. (“Parsley” or the “Company”) established a record date of November 25, 2019 for the special meeting of stockholders of the Company to be held on January 9, 2020 (the “special meeting”). At the special meeting, stockholders of the Company will be asked to consider and vote on a proposal to approve the issuance of shares of Class A common stock, par value $0.01 per share, of the Company in connection with the merger contemplated by the Agreement and Plan of Merger, dated October 14, 2019 (as amended from time to time, the “merger agreement”), among the Company, Jackal Merger Sub, Inc., a wholly owned subsidiary of the Company, and Jagged Peak Energy Inc. (“Jagged Peak”). Parsley stockholders of record as of the close of business on November 25, 2019 will be entitled to receive notice of, and to vote at, the special meeting.

No Offer or Solicitation

Communications herein do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information

In connection with the proposed transaction, Parsley and Jagged Peak have filed materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement on Form S-4 of Parsley (the “Registration Statement”) that includes a preliminary joint proxy statement/prospectus of Parsley and Jagged Peak. The information in the Registration Statement is not complete and may be changed. After the Registration Statement is declared effective by the SEC, Parsley and Jagged Peak intend to mail a definitive proxy statement/prospectus to the stockholders of Parsley and the stockholders of Jagged Peak. This communication is not a substitute for the joint proxy statement/prospectus or the Registration Statement or for any other document that Parsley or Jagged Peak may file with the SEC and send to Parsley’s stockholders and/or Jagged Peak’s stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PARSLEY AND JAGGED PEAK ARE URGED TO CAREFULLY AND THOROUGHLY READ THE JOINT PROXY STATEMENT AND THE REGISTRATION STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY PARSLEY AND JAGGED PEAK WITH THE SEC, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARSLEY, JAGGED PEAK, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors will be able to obtain free copies of the Registration Statement and joint proxy statement/prospectus, as each may be amended from time to time, and other relevant documents filed by Parsley and Jagged Peak with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Parsley will be available free of charge from Parsley’s website at www.parsleyenergy.com under the “Investors” tab or by contacting Parsley’s Investor Relations Department at (512) 505-5199 or IR@parsleyenergy.com. Copies of documents filed with the SEC by Jagged Peak will be available free of charge from Jagged Peak’s website at www.jaggedpeakenergy.com under the “Investor Relations” tab or by contacting Jagged Peak’s Investor Relations Department at (720) 215-3754 or jedwards@jaggedpeakenergy.com.

Participants in the Proxy Solicitation

Parsley, Jagged Peak and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Parsley’s stockholders and Jagged Peak’s stockholders in connection with the proposed transaction. Information regarding the executive officers and directors of Parsley is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 8, 2019. Information regarding the executive officers and directors of Jagged Peak is included in its definitive proxy statement for its 2019 annual meeting filed with the SEC on April 10, 2019. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and joint proxy statement/prospectus and other materials when they are filed with the SEC in connection with the proposed transaction. Free copies of these documents may be obtained as described in the paragraphs above.

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this communication concerning the proposed transaction, including any statements regarding the expected timetable for completing the proposed transaction, the results, effects, benefits and synergies of the proposed transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Parsley’s or Jagged Peak’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Parsley and Jagged Peak’s plans and expectations with respect to the proposed transaction and the anticipated impact of the proposed transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that stockholders of Parsley may not approve the issuance of new shares of Parsley Class A common stock in the transaction or that stockholders of Jagged Peak may not approve the merger agreement; the risk that a condition to closing of the proposed transaction may not be satisfied, that either party may terminate the merger agreement or that the closing of the proposed transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Parsley and Jagged Peak; the effects of the business combination of Parsley and Jagged Peak, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the proposed transaction. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for our operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Parsley’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Parsley’s website at www.parsleyenergy.com under the “Investors” tab, and in other documents Parsley files with the SEC, and in Jagged Peak’s Annual Report on Form 10-K for the year ended December 31, 2018 and in its subsequently filed Quarterly Reports on Form 10-Q, each of which is on file with the SEC and available from Jagged Peak’s website at www.jaggedpeakenergy.com under the “Investor Relations” tab, and in other documents Jagged Peak files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Parsley nor Jagged Peak assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

	By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: November 18, 2019